UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2018

Integrated BioPharma, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28876	22-2407475
(Commission File Number)	(IRS Employer Identification No.)

225 Long Avenue
Hillside, New Jersey	07205
(Address of Principal Executive Offices)	(Zip Code)

(973) 926-0816

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 31, 2018, Integrated BioPharma, Inc. (the “Company”) issued 8,230,769 shares of the Company’s common stock (“Common Shares”) to CD Financial, LLC (“CD Financial”). The Common Shares were issued upon the exercise by CD Financial of its conversion right pursuant to the Amended and Restated Securities Purchase Agreement, dated as of June 27, 2012, by and between the Company and CD Financial (the “SPA”) and in accordance with Section 3 (b) of the Amended and Restated Convertible Secured Promissory Note in the principal amount of $5,350,000, dated June 27, 2012, made by the Company and payable to the order of the CD Financial as amended on February 19, 2016 (the “Note”). The Note was convertible at the option of CD Financial into Common Shares at a conversion price of $0.65 per share, subject to customary adjustments. CD Financial exercised its conversion right with respect to the entire principal amount due under the Note. The Common Shares issued to CD Financial were issued at a conversion price of $0.65 per Common Share.

The Note originally matured on July 7, 2017. However, on February 19, 2016, the Note was amended to extend the maturity date to February 29, 2020.

The Liquidity Note (“the Liquidity Note”) in the principal amount of $1,714,000 dated June 27, 2012 made by the Company and payable to the order of CD Financial, also issued under the SPA, remains outstanding with a maturity date of February 29, 2020.

The Liquidity Note is secured by substantially all the assets of the Company, including, without limitation, machinery and equipment, real estate owned by IHT Properties, and iBio Stock owned by the Company. The Liquidity Note bears interest at an annual rate of 6% and has a default rate of 10% and continues to be subject to the terms under an Intercreditor Agreement with PNC Bank, National Association.

The SPA contains customary representations and warranties, covenants and events of default, including, without limitation, an event of default tied to any change of control as defined in the SPA.

Item 3.02      Unregistered Sales of Equity Securities

The information set forth in Item 1.02 is hereby incorporated herein by reference in response to this Item 3.02.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Securities Purchase Agreement, dated as of June 27, 2012, by and among Integrated Biopharma, Inc., and CD Financial, LLC. (1)
10.2

Intercreditor and Subordination Agreement, dated as of June 27, 2012, between CD Financial, LLC and PNC Bank, National Association, and acknowledged by Integrated BioPharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc. (1)

10.3

Amended and Restated Convertible Secured Promissory Note, dated as of June 27, 2012, by Integrated BioPharma, Inc. and payable to the order of CD Financial, LLC, in the original principal amount of $5,350,000. (1)

10.3.1	First Amendment To Notes (2)
10.4	Promissory Note, dated as of June 27, 2012, by Integrated BioPharma, Inc. and payable to the order of CD Financial, LLC, in the original principal amount of $1,714,000. (1)
99.1	Press Release.

(1)	Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the SEC on June 29, 2012.
(2)	Incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2015 filed with the SEC on February 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2018	INTEGRATED BIOPHARMA, INC
By: /s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer

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